                                   EXHIBIT 32

                            CERTIFICATION OF OFFICERS
                         OF QUICK-MED TECHNOLOGIES, INC.
                           PURSUANT TO 18 USC ss. 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Quick-Med Technologies, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

(a)  The Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 of the Company fully complies with the requirements of section 13(a) or 15(b)
     of the Securities Exchange Act of 1934; and

(b)  Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  October 13, 2004

/s/ NAM H. NGUYEN
Nam H. Nguyen
Chief Financial Officer